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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of FIRST OTTAWA BANCSHARES, INC., a Delaware Corporation ("First Ottawa"), does hereby constitute and appoint JOACHIM J. BROWN and DONALD J. HARRIS, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file, or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable First Ottawa to comply with the Securities Exchange Act of 1934, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with First Ottawa's filing of an annual report on Form 10-K for First Ottawa's fiscal year 2001 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as a director or officer, or both, of First Ottawa, as indicated below opposite his or her signature, to the Form 10-K, and any amendment thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 25th day of March 2002.


 /s/ Joachim J. Brown
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JOACHIM J. BROWN                         Director and President/Chief
                                         Executive Officer
                                         (Principal Executive and Financial
                                         Officer)


 /s/ Bradley J. Armstrong
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BRADLEY J. ARMSTRONG                     Director


 /s/ John L. Cantlin
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JOHN L. CANTLIN                          Director


 /s/ Patty P. Godfrey
---------------------------
PATTY P. GODFREY                         Director


 /s/ Thomas E. Haeberle
---------------------------
THOMAS E. HAEBERLE                       Director

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/s/ Donald J. Harris
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DONALD J. HARRIS                         Director and Executive Vice President,
                                         Cashier, and Trust Officer (Principal
                                         Accounting Officer)

 /s/ Erika S. Kuiper
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ERIKA S. KUIPER                          Director


 /s/ Thomas P. Rooney
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THOMAS P. ROONEY                         Director


 /s/ William J. Walsh
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WILLIAM J. WALSH                         Director